                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 January 3, 2001
                        ---------------------------------
                        (Date of earliest event reported)

                         Tumbleweed Communications Corp.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


       Delaware                     000-26223                   94-3336053
--------------------------------------------------------------------------------
(State of Incorporation)      (Commission File No.)             (IRS Employer
                                                             Identification No.)

                                700 SAGINAW DRIVE
                         REDWOOD CITY, CALIFORNIA 94063
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (650) 216-2000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits.

     The following exhibit is filed with this report:

Exhibit
Number                     Description
-----------------------------------------
99.1                       Press Release of Registrant, dated January 3, 2001.


ITEM 9.     REGULATION FD DISCLOSURE

     Attached as Exhibit 99.1 is a press release filed pursuant to Regulation FD.








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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



TUMBLEWEED COMMUNICATIONS CORP.



 Date:    January 3, 2001                 By: /s/ Bernard J. Cassidy
                                              ----------------------
                                              Bernard J. Cassidy
                                              Vice President and General Counsel










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